                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [x] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            USLIFE INCOME FUND, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            USLIFE INCOME FUND, INC.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 20, 1998

     An annual meeting of the shareholders of USLIFE Income Fund, Inc. ("Fund") will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019, on Friday, November 20, 1998 at 10:00 a.m. Central Time for the following purposes:

     1. To approve amendments to the Fund's Articles of Incorporation and Bylaws to require a vote of at least 75% of the Fund's shareholders to approve:
        (a) any proposal to convert the Fund from a closed-end investment company to an open-end investment company; (b) any shareholder proposal as to specific investment decisions made or to be made regarding the Fund's assets; and (c) any business combination.

     2. To approve amendments to the Fund's Articles of Incorporation and Bylaws to provide for the establishment of three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in successive calendar years.

     3. To elect twelve Directors to hold office until their successors are elected and qualified.

     4. To ratify the selection of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1999.

     5. To transact such other business as may properly come before the meeting.

     You will be entitled to vote at the meeting if you owned shares of the Fund at the close of business on October 6, 1998. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY NOVEMBER 19, 1998. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE ADDITIONAL SOLICITATION EXPENSE.

                                              By Order of the Board of Directors

                                              ----------------------------------
                                              Peter V. Tuters
                                              President

October 16, 1998
2929 Allen Parkway
Houston, Texas 77019

                            USLIFE INCOME FUND, INC.
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of USLIFE Income Fund, Inc. ("Fund") for use at the Annual Meeting ("Meeting") of the Fund's shareholders on November 20, 1998. At the Meeting, shareholders will be asked to approve the use of supermajority voting in certain circumstances, the implementation of a staggered Board of Directors, the election of twelve Directors to the Board and the ratification of KPMG Peat Marwick LLP as the Fund's independent auditor. The Meeting will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"), an indirect wholly-owned subsidiary of American General Corporation, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 at 10:00 a.m. Central Time, for the purposes set forth in the Notice of Meeting.

     The Fund's shareholders of record as of the close of business on October 6, 1998 ("Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof on the following proposals:

     1. To approve amendments to the Fund's Articles of Incorporation and Bylaws to require a vote of at least 75% of the Fund's shareholders ("SUPERMAJORITY VOTING") to approve: (a) any proposal to convert the Fund from a closed-end investment company to an open-end investment company; (b) any shareholder proposal as to specific investment decisions made or to be made regarding the Fund's assets; and (c) any business combination.

     2. To approve amendments to the Fund's Articles of Incorporation and Bylaws to provide for the establishment of three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in successive calendar years ("STAGGERED BOARD").

     3. To elect twelve Directors to the Board.

     4. To ratify the selection of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1999.

     5. To transact such OTHER BUSINESS as may properly come before the Meeting or any adjournments thereof.

     A COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND CAN BE OBTAINED WITHOUT CHARGE BY CALLING GEORGENSON & COMPANY INC. TOLL-FREE AT 1-800-223-2064.

     Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to the corresponding proportion of one vote, with respect to each matter voted upon by the shareholders of the Fund. As of the Record Date, the Fund had 5,643,768 shares issued and outstanding. To the knowledge of the Fund's management, no officer, director or nominee of the Fund beneficially owned, individually or as a group, more than 1% of the outstanding shares of the Fund, and no person beneficially owned 5% or more of the outstanding shares of the Fund as of that date.

     All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. The solicitation of proxies will be made primarily by mail but also may be made by telephone and/or personal contact by directors and officers of the Fund and by regular employees of VALIC or its affiliates. The Fund has retained the services of Georgeson & Company Inc. to solicit proxies and has agreed to pay $7,500, plus expenses, for such services.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you properly execute your proxy card and give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

     A quorum, a majority of the Fund's issued and outstanding voting shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

     If a shareholder participates in the Fund's Automatic Dividend Investment Plan ("Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

     The Notice and Proxy Statement are being mailed to shareholders on or about October 16, 1998.

                                   BACKGROUND

     In recent years, closed-end investment companies like the Fund, have been the subject of attempts by certain persons to alter their structure or to engage in extraordinary corporate transactions to realize profit from the liquidation of fund assets. In an effort to minimize such attempts, the Board has proposed two amendments to the Fund's Articles of Incorporation and Bylaws: the requirement to use supermajority voting for approving certain actions, discussed in the first section, and the implementation of a staggered Board of Directors, discussed in the next section. The Board has proposed the amendments regarding supermajority voting in an effort to ameliorate the deleterious effect that a large voting block may have on the operations of the Fund and the interests of the Fund's shareholders. The Board has proposed the amendments regarding the implementation of a staggered board in order to minimize the ability of certain persons to obtain control of the Fund by electing their own slate of Directors or by achieving some other goal, such as repurchasing their shares at a premium by threatening to obtain such control.

     The Board is not proposing these amendments as a result of any specific action or event involving the Fund, but rather in light of recent events affecting closed-end investment companies in general. The Fund's Bylaws do not presently contain other provisions having an anti-takeover effect and these amendments are not part of a plan by management to adopt other anti-takeover amendments.

                 SECTION 1: PROPOSED AMENDMENTS TO ARTICLES OF
               INCORPORATION AND BYLAWS TO MANDATE SUPERMAJORITY
                      VOTING FOR APPROVING CERTAIN ACTIONS

A. THE CURRENT REQUIREMENTS

     The Fund's Bylaws currently provide that a majority of votes cast at a meeting of shareholders, duly called and at which a quorum is present, shall be sufficient to take any action on any matter which may properly come before the meeting, unless more than a majority vote is required by statute or the Fund's Articles of Incorporation.

B. THE PROPOSED AMENDMENTS

     The Board has considered and unanimously approved for submission to the Fund's shareholders proposed amendments to the Fund's Articles of Incorporation and Bylaws to require the use of supermajority voting in approving certain actions. Supermajority voting means any percentage voting requirement that exceeds the comparable requirement under applicable law. The proposed amendments would require a vote of at least 75% of the shareholders to approve the following matters: (a) any proposal to convert the Fund from a closed-end investment company to an open-end investment company; (b) any shareholder proposal as to specific investment decisions made or to be made regarding the Fund's assets; and (c) any business combination.

     As noted above, the first matter requiring a supermajority vote pertains solely to the conversion of the Fund from a closed-end to an open-end form. The second matter pertains to shareholder proposals directing the investment of Fund assets including, but not limited to, proposals that would require the

Fund to purchase securities of certain publicly-held companies, securities issued in private placement transactions or any other direction of the Fund's investments. The third matter, any business combination, is defined by the following specific parameters: (a) any merger or consolidation of the Fund with another entity; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other entity of any assets of the Fund except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business; or (c) the issuance or transfer by the Fund (in one transaction or a series of transactions) of any shares of the Fund to any other entity in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Fund in connection with a public offering.

     The Fund is organized as a Maryland corporation. Currently, Maryland law does not require that shareholders of registered investment companies comply with supermajority voting requirements in approving certain business transactions.

     A copy of the proposed amendments regarding supermajority voting is attached as Exhibit A.

C. WHY THE BOARD SUPPORTS THE ADOPTION OF THE PROPOSED AMENDMENTS

     The proposed amendments to require supermajority voting in the instances set forth above could limit the ability of certain persons, including a majority of the shareholders, to change the structure of the Fund, to cause the Fund to engage in certain transactions or to be acquired by another entity. In the opinion of the Board, however, the proposed amendments offer several advantages.

     THE PURCHASE OF THE FUND'S SHARES FOR THE PURPOSE OF REALIZING SHORT TERM GAINS THROUGH THE CONVERSION OF THE FUND WILL BE DISCOURAGED. As noted above, in recent years, closed-end investment companies like the Fund, have been the subject of attempts by large institutional shareholders and others to convert their structure to an open-end mutual fund form. One argument for conversion has been that if a closed-end fund converts to an open-end fund, the possibility that the fund's shares may trade at a discount to net asset value is eliminated. The Board believes that a conversion motivated by such a reason is not one that would be supported by the Fund's current shareholders, who have chosen to purchase shares in the Fund in preference to purchasing shares of open-end mutual funds available on the market.

     THE FUND'S ABILITY TO PURSUE LONG-TERM STRATEGIES CONSISTENT WITH ITS INVESTMENT OBJECTIVES IS PRESERVED. While the purchase of shares in a closed-end fund occurs in the secondary market, an open-end fund redeems its shares directly at the current offering price listed in the prospectus. Since an open-end fund must be able to redeem its shares at any time, its portfolio must contain enough readily marketable securities to enable it to raise sufficient cash to meet redemption requests in a timely manner. Pursuant to guidelines issued by the Securities and Exchange Commission ("SEC"), open-end investment companies are generally required to maintain at least 85% of their assets in "liquid" securities, although the guideline is 90% in the case of a money market fund. An asset is generally considered "illiquid" if a fund cannot dispose of the asset in the ordinary course of business within seven days at approximately the price at which the fund has valued it. In contrast, a closed-end fund is not subject to those liquidity requirements and may keep its assets fully invested according to its investment objectives, thus providing its shareholders with the opportunity for greater investment returns. For example, of the Fund's total assets, up to 30% may be invested in privately placed securities which are not readily marketable.

     For a more detailed discussion of the Fund's investment objectives, see "Information About The Fund, Structure and Investment Objectives," below.

     THE FUND'S PORTFOLIO MANAGEMENT REMAINS STREAMLINED. Open-end investment companies must compute the net asset value of their shares on a daily basis and engage in a continuous distribution of those shares. These restrictions, together with the need to acquire and liquidate portfolio assets as a result of share purchase and redemption requests, may complicate portfolio management and is incompatible with the investment objectives and policies of a closed-end fund.

     THE FUND'S EXPENSE RATIOS ARE NOT LIKELY TO INCREASE IF IT REMAINS IN A CLOSED-END FORM. Conversion to open-end mutual fund form may result in a gradual decline in a fund's size if redemption requests are not matched by new sales, leading to increased expense ratios for remaining shareholders.

     ACQUIRING CONTROL OF THE FUND WILL BE MORE DIFFICULT. The proposal to require supermajority voting for approving business combinations means that a larger number of shareholders must approve a takeover, merger or liquidation of the Fund. Thus, this proposal makes it more difficult for others to acquire control of the Fund. In the opinion of the Board, however, this provision will increase the Fund's ability to resist takeover attempts and attempts to change the business nature of the Fund that are not supported by either the Board or a substantial majority of shareholders.

REQUIRED VOTE

     The proposed amendments to the Fund's Articles of Incorporation and Bylaws concerning the use of supermajority voting requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

     If the shareholders do not approve these amendments, the Fund will continue to use majority voting in approving a conversion of the Fund's structure, shareholder proposals regarding investment of the Fund's assets and any business combination.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS REGARDING THE USE OF SUPERMAJORITY VOTING FOR APPROVING CERTAIN ACTIONS.

               SECTION 2: PROPOSED AMENDMENTS TO THE ARTICLES OF
                     INCORPORATION AND BYLAWS TO IMPLEMENT
                         A STAGGERED BOARD OF DIRECTORS

A. THE CURRENT REQUIREMENTS

     The Fund's Bylaws currently provide that each Director shall hold office until the next meeting of shareholders following his or her election, and until his or her successor is duly elected and qualifies, or until his or her resignation, death or removal. In addition, the Bylaws specify that the number of Directors of the Board shall not be less than three nor more than twenty. Since the Fund currently holds a meeting of shareholders each year, all Directors of the Fund are elected annually to serve one year terms.

B. THE PROPOSED AMENDMENTS

     The Board has considered and unanimously approved for submission to the Fund's shareholders proposed amendments to the Fund's Articles of Incorporation and Bylaws to implement a staggered Board that would consist of three classes of Directors. If shareholders approve the proposed amendments, the twelve directors proposed to be elected at this meeting would be divided into three separate classes as follows: four directors constituting one class would be elected for a term expiring at the 1999 annual meeting of shareholders; four directors constituting a second class would be elected for a term expiring at the 2000 annual meeting of shareholders; and four directors constituting a third class would be elected for a term expiring at the 2001 annual meeting of shareholders. At each annual meeting of shareholders, directors will be elected to succeed those whose terms expired, and each newly elected director will serve for a three-year term. Subject to the limitations imposed by the Investment Company Act of 1940, as amended ("1940 Act"), a vacancy which occurs during the year may be filled by the Board. A replacement selected by the Board will serve until the next annual meeting of shareholders and until his or her successor is elected and qualified.

     The proposed amendments are comparable to the applicable requirements under Maryland law, which provides for the division of Directors into classes. Maryland law states that the term of office for Directors divided into classes may be provided in the company's Bylaws except that the term of office of a Director may not be longer than five years or, except in the case of an initial or substitute Director, shorter than the period between annual meetings. Maryland law further states that the term of office of at least one class shall expire each year.

     A copy of the proposed amendments to the Fund's Articles of Incorporation and Bylaws regarding the implementation of a staggered Board is attached as Exhibit B.

C. WHY THE BOARD SUPPORTS THE ADOPTION OF THE PROPOSED AMENDMENTS

     The proposed amendments to implement a staggered Board could have the effect of making it more difficult to make changes in the Board of Directors, i.e., to replace a majority of the Board at any given time for any reason. If the proposed amendments are approved, the number of annual meetings to replace a majority of Board members would be increased from one to two, and to replace the entire Board, from one to three. Moreover, the proposed amendments would be applicable to every election of

Directors. In the opinion of the Board, however, this proposal offers several advantages.

     CONTINUITY AND EXPERTISE IN THE FUND'S MANAGEMENT WILL OCCUR. At any given time, two thirds of the Directors will be incumbent Directors who will have gained expertise in the Fund's management and operations due to their experience as Directors of the Fund. The Board believes that this, in turn, will permit the Directors to represent more effectively the interests of all shareholders in various situations including, in particular, responding to the demands of a minority shareholder or group of shareholders.

     CONTINUITY IN THE FUND'S INVESTMENT OBJECTIVES AND PORTFOLIO MANAGEMENT WILL LIKEWISE OCCUR. The ability of others to gain control of the Fund will be lessened. In addition, the Fund will be able to continue to pursue long term strategies consistent with its investment objectives and its portfolio management will be streamlined.

     For a further discussion of continuity in the Fund's management and investment objectives, see "Why the Board Supports the Adoption of the Proposed Amendments" in the section discussing supermajority voting.

REQUIRED VOTE

     The proposed amendments to the Fund's Articles of Incorporation and Bylaws to implement a staggered Board of Directors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

     If the shareholders do not approve these amendments, the Fund's Directors will continue to be elected to serve for a one year term and until their respective successors are elected and qualified.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS REGARDING THE IMPLEMENTATION OF A STAGGERED BOARD OF DIRECTORS.

SECTION 3: ELECTION OF TWELVE DIRECTORS TO THE FUND'S BOARD

A. BACKGROUND

     The Board currently consists of six Directors, all of whom are standing for re-election. Dr. Norman Hackerman, Dr. John Wm. Lancaster, Dr. F. Robert Paulsen, Dr. R. Miller Upton and Messrs. Ben Love and Craig Rodby are the members of the current Board. Six other individuals have been approved by the Board of Directors to stand for election to the Board to hold office until their successors are elected and qualified.

     As explained previously, shareholders will be asked at the Meeting to approve amendments to the Fund's Articles of Incorporation and Bylaws to implement a staggered board of directors. If shareholders approve these amendments, the Board will be divided into three classes of directors comprised of four individuals per class. The term of one class will expire each year and no director's term shall continue for more than three years after the applicable election.

     The following table sets forth certain information regarding each nominee including those whose current terms will expire in 2000 and 2001. It is the intention of the persons named in the accompanying Proxy to vote for the election of the persons named below. Each nominee has indicated a willingness to serve if elected. If any nominee should not be available for election due to unforeseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other persons as the Board may recommend.

B. NOMINEE INFORMATION

                                                                                            EXPIRATION
                                                                                            OF TERM IF
                          POSITIONS WITH                     BUSINESS EXPERIENCE           ELECTED AS A
NAME AND BIRTH DATE       FUND AND TERM                   DURING THE LAST FIVE YEARS         DIRECTOR
-------------------       --------------                  --------------------------       ------------
Thomas L. West, Jr.*      N/A                        Director and Executive Vice               1999
06/07/37                                             President (1994-1997); Chairman of
                                                     the Board and Chief Executive
                                                     Officer (1997-Present); President
                                                     (1994-1998) VALIC and Chairman and
                                                     Chief Executive Officer American
                                                     General Annuity Insurance Company
                                                     ("AGAIC") (1998-Present). Formerly,
                                                     Senior Vice President -- Annuity
                                                     Business Unit, Aetna Life Insurance
                                                     & Annuity Co. (1987-1994).(3)(4)
Judge Gustavo E.          N/A                        Municipal Court Judge, Dallas,            1999
Gonzales, Jr.                                        Texas; Director, Downtown Dallas
7/27/40                                              YMCA Board (1996-Present); Director,
                                                     Dallas Easter Seals Society
                                                     (1997-Present).(4)
Dr. F. Robert Paulsen     Director since 1997        Dean Emeritus and Professor               1999
7/05/22                                              Emeritus, College of Higher
                                                     Education, University of Arizona,
                                                     Tucson, Arizona. Formerly, Dean and
                                                     Professor, University of
                                                     Connecticut, Storrs, Connecticut and
                                                     Carnegie Fellow, University of
                                                     Michigan, Ann Arbor,
                                                     Michigan.(1)(2)(3)(4)
Dr. R. Miller Upton       Director since 1997        Consultant; President Emeritus,           1999
12/27/16                                             Beloit College, Beloit, Wisconsin.
                                                     Formerly, Director, Home Life
                                                     Insurance Company of New York
                                                     (1961-1991) and Director, Household
                                                     International, Inc.
                                                     (1965-1989).(1)(2)(3)(4)

                                                                                            EXPIRATION
                                                                                            OF TERM IF
                          POSITIONS WITH                     BUSINESS EXPERIENCE           ELECTED AS A
NAME AND BIRTH DATE       FUND AND TERM                   DURING THE LAST FIVE YEARS         DIRECTOR
-------------------       --------------                  --------------------------       ------------
Craig R. Rodby*           Chairman of the Board      Executive Vice President, American        2000
07/05/49                  since 1997                 General Series Portfolio Company
                                                     (1998 to Present); Vice Chairman
                                                     (1997-Present) and Chief Financial
                                                     Officer (1998-Present), VALIC and
                                                     AGAIC (1998-Present). Formerly,
                                                     Senior Vice President -- Financial
                                                     Management, ReliaStar (1994-1997)
                                                     and President & Chief Executive
                                                     Officer, Northern Life Insurance
                                                     Company (1990-1994).(4)
Dr. Timothy J. Ebner      N/A                        Professor, Departments of                 2000
07/15/49                                             Neurosurgery and Physiology,
                                                     University of Minnesota
                                                     (1991-Present). Formerly, Consultant
                                                     EMPI Inc. (1994-1995) and Medtronic
                                                     Inc. (1997-1998).(4)
Dr. John Wm. Lancaster    Director since 1997        Retired. Pastor Emeritus and              2000
12/15/23                                             Director of Planned Giving, First
                                                     Presbyterian Church, Houston, Texas.
                                                     Formerly, Pastor, First Presbyterian
                                                     Church, Houston, Texas
                                                     (1961-1990).(3)(4)
Dr. John E. Maupin, Jr.   N/A                        President, Meharry Medical College,       2000
10/28/46                                             Nashville, Tennessee; Nashville
                                                     Advisory Board Member, First
                                                     American National Bank (1996-
                                                     Present); Director, Monarch Dental
                                                     Corporation (1997-Present).
                                                     Formerly, Executive Vice President,
                                                     Morehouse School of Medicine,
                                                     Atlanta, Georgia (1989-1994).(4)

                                                                                            EXPIRATION
                                                                                            OF TERM IF
                          POSITIONS WITH                     BUSINESS EXPERIENCE           ELECTED AS A
NAME AND BIRTH DATE       FUND AND TERM                   DURING THE LAST FIVE YEARS         DIRECTOR
-------------------       --------------                  --------------------------       ------------
John A. Graf*             N/A                        President and Director, VALIC (1998       2001
09/14/59                                             to Present) and AGAIC (1998 to
                                                     Present). President, American
                                                     General Series Portfolio Company,
                                                     American General Series Portfolio
                                                     Company 2 and 3 (1998 to Present).
                                                     Director, Boy Scouts of America.
                                                     Formerly, Director (1993-1998),
                                                     President and Chief Executive
                                                     Officer (1997-1998), Vice Chairman
                                                     (1996-1997) and Chief Marketing
                                                     Officer (1993-1997) and Executive
                                                     Vice President (1993-1996), Western
                                                     National Life Insurance Corporation
                                                     and Senior Vice President, Conseco,
                                                     Inc. (1987-1993)(4)
Dr. Judith L. Craven      N/A                        Physician, Administrator; President,      2001
10/06/45                                             United Way of Texas Gulf Coast
                                                     (1992-1998); Director, A.H. Belo
                                                     Corporation (1993-Present);
                                                     Director, Sysco Corporation
                                                     (1996-Present); Director, Sisters of
                                                     Charity of the Incarnate Word
                                                     (1996-Present).(4)
Dr. Norman Hackerman      Director since 1997        Chairman -- Scientific Advisory           2001
3/02/12                                              Board for The Robert A. Welch
                                                     Foundation (1983-Present); Director,
                                                     Electro-source, Inc.; President
                                                     Emeritus, Rice University, Houston,
                                                     Texas. Formerly, Professor Emeritus,
                                                     University of Texas, Austin, Texas
                                                     (1970-1985).(1)(2)(3) (4)
Ben H. Love               Director since 1997        Retired. Formerly, Director,              2001
9/26/30                                              Mid-American (1993-1997) and Chief
                                                     Executive, Boy Scouts of America.
                                                     (1985-1993).(3)(4)

---------------

 * Considered an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, specifically because of his or her capacity as an officer, Director or consultant of the Fund, VALIC or American General Corporation. Any director who is not an interested person of the Fund may be referred to hereafter as an "Independent Director."

(1) Retired Managing General Partner of Van Kampen American Capital Exchange
    Fund.

(2) Retired Trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Income Trust, Van Kampen American Capital Convertible Securities Fund, Inc., and the Common Sense Trust.

(3) Director, American General Series Portfolio Company.

(4) Trustee, American General Series Portfolio Company 2 and American General Series Portfolio Company 3.

No nominee beneficially owns more than one percent of the Fund's outstanding shares.

C. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is required to identify any director or officer who failed to timely file with the SEC a required report pertaining to ownership of the Fund's equity securities on Form 3. All members of the current Board filed Form 3 late.

     In addition, the following officers and directors of the Fund or the Adviser filed Form 3 late: B. Abrams, M. Atnip, J. D'Agostino, R. Devlin, C. Gibbons, P. Grady, J. Graf, N. Jaskol, D. Magee, B. Nelson, J. Newton, L. Olver,
J. Osborne, K. Pearce, C. Rodby, R. Scott, J. Sepulveda, G. Seward, D. Sharps,
C. Toles, P. Tuters, T. West and B. Wilson.

     Each person who was required to file a Form 3 filed a full and complete copy of the form. None of the current officers are shareholders of the Fund.

D. BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     The Board has appointed an Audit Committee and a Nominating Committee, but has not appointed a Compensation Committee. The functions of the Nominating Committee have been performed by three of the current Board members. Shareholders may submit written recommendations to the Board regarding nominees for director, although the Board expects to be able to identify an ample number of qualified candidates. The Nominating Committee currently consists of Dr. Hackerman and Messrs. Love and Rodby.

     The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Fund. The Audit Committee consults with the Fund's independent auditor regarding the plan and scope of the audit, the adequacy of the Fund's internal accounting procedures and controls and all matters relevant to the audit services provided to the Fund. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

     The Audit Committee currently consists of Dr. Hackerman, Dr. Lancaster, Dr. Paulsen, Dr. Upton and Messr. Love. The Board will elect the Members of the Audit Committee following the election of new Directors on November 20, 1998.

     During the fiscal year ended June 30, 1998, the Board met four times at regularly scheduled meetings. The Audit and Nominating Committee meet only on call. During the year ended June 30, 1998, the Audit Committee met two times, and the Nominating Committee met six times. There are no incumbent members of the Board who, during the last fiscal year of the Fund, attended fewer than 75% of the aggregate meetings of the Board of Directors or its committees on which they serve.

E. EXECUTIVE COMPENSATION

     Members of the Board of Directors receive an annual retainer of $2,000, $500 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit and Nominating Committee members receive an additional $250 for each committee meeting attended on a date other than the date the Board of Directors meets. Committee chairs receive an additional $250 for each committee meeting chaired. Directors who are officers of the Fund are not compensated for their service on the Board.

     During the fiscal year ended June 30, 1998, the Fund paid $38,333 to VALIC, the investment adviser since September 24, 1997 and $11,667 to USLIFE Advisers, Inc., the investment adviser from July 1, 1997 to September 24, 1997 in reimbursement of compensation and other expenses attributable to the offices of the Fund's Secretary and Treasurer as provided under the respective Advisory Agreement(s). In the fiscal year ended June 30, 1998, the aggregate cash compensation earned by all Directors and the three highest-paid officers of the Fund, exclusive of fees paid for the services of Secretary and Treasurer, was $29,190.

     Under a Deferred Compensation Plan adopted by the Board in 1979, Directors who receive fees for their services and who are not also employees of the Fund may elect to defer all or part of the payment of their compensation until the termination of their service as Directors. Deferred amounts accrue earnings at an interest equivalent which is adjusted annually, the federal 5-year Treasury bill rate, as published in the Wall Street Journal on the first business day of each year. Participating Directors may elect to receive distributions of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a Director of the Fund.

                               COMPENSATION TABLE

                                                                PENSION OR
                                                                RETIREMENT      TOTAL COMPENSATION
                                               AGGREGATE     BENEFITS ACCRUED     FROM FUND AND
                                              COMPENSATION   AS PART OF FUND    FUND COMPLEX PAID
          NAME OF PERSON, POSITION             FROM FUND         EXPENSES        TO DIRECTORS(1)
          ------------------------            ------------   ----------------   ------------------
Dr. Kalman J. Cohen, Former Director........     $2,065(2)          0                $ 2,065(2)
Richard L. Ellis, Former Director...........      2,065             0                  2,065
John M. Kingsley, Jr., Former Director......      2,065             0                  2,065
William M.R. Mapel, Former Director.........      2,065             0                  2,065
Ralph F. Peters, Former Director............      2,065             0                  2,065
Dr. Norman Hackerman, Director..............      5,073             0                $38,073
Dr. John Wm. Lancaster, Director............      3,073             0                 30,073
Ben H. Love, Director.......................      5,073             0                 38,073
Dr. F. Robert Paulsen, Director.............      3,073             0                 30,073
Craig R. Rodby, Chairman....................          0             0                      0
Dr. R. Miller Upton, Director...............      2,573             0                 28,073

---------------

(1) USLIFE Income Fund, Inc. is part of a fund complex which also includes American General Series Portfolio Company, American General Series Portfolio Company 2 and American General Series Portfolio Company 3.

(2) Dr. Cohen has accumulated a total of $235,554.15 under the Fund's Deferred Compensation Plan.

F. EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                               POSITION(S) WITH              BUSINESS EXPERIENCE DURING
NAME AND DATE OF BIRTH          FUND AND TERM                     THE LAST 5 YEARS
----------------------         ----------------              --------------------------
Peter V. Tuters         President since 1998             Executive Vice President, American
  4/18/52                                                General Investment Management L.P.
                                                         (1998-Present). Vice President and
                                                         Investment Officer, Vice President
                                                         and Chief Investment Officer
                                                         (1993-1998), VALIC (1998 to
                                                         Present) and AGAIC (1998-Present);
                                                         Former Director, VALIC; Senior
                                                         Investment Officer, American
                                                         General Series Portfolio Company,
                                                         American General Series Portfolio
                                                         Company 2 and 3 (1998-Present).
                                                         Senior Vice President and Chief
                                                         Investment Officer, American
                                                         General Corporation (1993-1998).
Leon A. Olver           Vice President since 1997        Portfolio Manager, VALIC (1995 to
  6/27/51                                                Present) and Vice President and
                                                         Investment Officer, American
                                                         General Series Portfolio Company
                                                         (1995 to Present). Formerly, Vice
                                                         President and Treasurer, First
                                                         Heights Bank (1994-1995); Vice
                                                         President and Assistant Treasurer,
                                                         First Heights Bank (1991-1994);
                                                         Assistant Vice President, Pulte
                                                         Financial Companies (1984-1991).
Cynthia A. Toles        Vice President since 1998 and    Senior Vice President, General
  03/28/51              Secretary since 1997             Counsel and Secretary, VALIC
                                                         (1998-Present) and AGAIC
                                                         (1998-Present). Director and
                                                         Secretary, Variable Annuity
                                                         Marketing Company. Vice President
                                                         (1998 to Present), General Counsel
                                                         and Secretary (1985-Present),
                                                         American General Series Portfolio
                                                         Company. Vice President and
                                                         Secretary, American General Series
                                                         Portfolio Company 2 and 3 (1998 to
                                                         Present). Formerly, Senior
                                                         Associate General Counsel and
                                                         Secretary, VALIC (1990-1998).

                               POSITION(S) WITH              BUSINESS EXPERIENCE DURING
NAME AND DATE OF BIRTH          FUND AND TERM                     THE LAST 5 YEARS
----------------------         ----------------              --------------------------
Nori L. Gabert          Vice President since 1998 and    Associate General Counsel, VALIC
  08/15/53              Assistant Secretary since 1997   (1997 to Present). Formerly, Of
                                                         Counsel, Winstead Sechrest & Minick
                                                         P.C. (1997); Vice President and
                                                         Associate General Counsel of Van
                                                         Kampen American Capital, Inc.
                                                         (1981-1996).
Cynthia A. Gibbons      Assistant Vice President since   Senior Compliance Analyst, VALIC
  12/06/67              1998                             (1996 to Present). Assistant Vice
                                                         President, American General Series
                                                         Portfolio Company, American General
                                                         Series Portfolio Company 2 and 3
                                                         (1998-Present); Assistant Vice
                                                         President, AGA Series Trust (1998-
                                                         Present).
Gregory R. Seward       Treasurer since 1997             Vice President -- Variable Product
  06/27/56                                               Accounting (1998 to Present);
                                                         Assistant Controller (1991 to
                                                         1998), VALIC and AGAIC (1998 to
                                                         Present). Treasurer, American
                                                         General Series Portfolio Company
                                                         (1991 to Present), American General
                                                         Series Portfolio Company 2 and 3
                                                         (1998 to Present). Formerly,
                                                         Controller, Avanti Health Systems,
                                                         Inc. (1988-1991); Reports Manager,
                                                         American Capital Asset Management,
                                                         Inc. (1986-1988); Senior Auditor,
                                                         Price Waterhouse (1982-1986).
Kathryn A. Pearce       Assistant Treasurer since 1997   Associate Director -- Fund
  02/05/47                                               Accounting, VALIC (1996 to
                                                         Present). Controller, American
                                                         General Series Portfolio Company
                                                         (1996 to Present) and Controller,
                                                         American General Series Portfolio
                                                         Company 2 and 3 (1998 to Present).
                                                         Formerly, Supervisor -- Mutual Fund
                                                         Accounting, Van Kampen American
                                                         Capital, Inc. (1977-1996).

                               POSITION(S) WITH              BUSINESS EXPERIENCE DURING
NAME AND DATE OF BIRTH          FUND AND TERM                     THE LAST 5 YEARS
----------------------         ----------------              --------------------------
Jamie M. Sepulveda      Assistant Treasurer since 1998   Director -- Variable Product
  01/09/52                                               Accounting and Financial Reporting,
                                                         VALIC (1998 to Present). Assistant
                                                         Treasurer, American General Series
                                                         Portfolio Company, American General
                                                         Series Portfolio Company 2 and 3
                                                         (1998 to Present). Formerly,
                                                         Accounting Manager, Metro Networks,
                                                         Inc. (1997-1998); Controller and
                                                         Investment Officer, Port of Houston
                                                         Authority (1994-1997); Chief
                                                         Financial Officer, Intile Designs,
                                                         Inc. (1993-1994).

     The business address of each officer is 2929 Allen Parkway, Houston, Texas 77019.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" ALL NOMINEES TO THE BOARD.

              SECTION 4: RATIFICATION OF KPMG PEAT MARWICK LLP AS
                              INDEPENDENT AUDITOR

     The Board, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP to continue to serve as independent auditor of the Fund for the fiscal year ending June 30, 1999, subject to ratification by the Fund's shareholders.

     KPMG Peat Marwick LLP has served as the Fund's independent auditor since 1972 and has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP will be present at the annual shareholders' meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     KPMG Peat Marwick LLP's audit services for the fiscal year ended June 30, 1998 included: auditing the Fund's annual financial statements; preparing the Fund's federal and state income tax return; preparing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; and engaging in routine consultations on financial accounting and reporting matters.

     The Audit Committee authorized all services performed by KPMG Peat Marwick LLP on behalf of the Fund. In addition, the Audit Committee reviews the scope of services to be provided by KPMG Peat Marwick LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

REQUIRED VOTE

     The ratification of the selection of independent auditors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITOR.

                     SECTION 5: INFORMATION ABOUT THE FUND

A. STRUCTURE AND INVESTMENT OBJECTIVES

     USLIFE Income Fund, Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on October 17, 1972. The Fund's shares are listed for trading on the New York Stock Exchange, Inc.

     The Fund seeks to provide a high level of current income to shareholders through investment in a diversified portfolio composed primarily of fixed income securities which management considers to be suitable. In meeting its objective, the Fund invests at least 50% of its total assets in straight debt securities which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., both of which are considered by the Fund's management to be of comparable quality. The balance of the Fund's assets are invested in other fixed income securities, including straight and convertible debt securities, preferred stock and other securities with equity features. Of the Fund's total assets, up to 30% may be invested in privately placed securities which are not readily marketable. The Fund may not invest more than 20% of its net assets in foreign securities. The Fund may also borrow money to obtain investment leverage. The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending upon a number of factors, including yields, market supplies and economic outlook.

B. THE FUND'S INVESTMENT ADVISER

     VALIC is a stock life insurance company and became the Fund's Adviser on September 25, 1997 pursuant to a new investment advisory agreement. VALIC is wholly-owned by American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General Corporation ("American General"). VALIC, American General, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019.

     USLIFE Advisers, Inc. (the "Former Adviser") served as the Fund's investment adviser from August 4, 1976 through June 17, 1997. On June 17, 1997, the parent company of the Former Adviser, USLIFE Corporation, merged with and into a wholly-owned subsidiary of American General and the Former Adviser became an indirectly wholly-owned subsidiary of American General. From June 17,

1997 through September 24, 1997, the Former Adviser served as the Fund's adviser pursuant to an interim advisory agreement.

C. CUSTODIAN, TRANSFER AGENT

     The Chase Manhattan Bank ("CMB") serves as custodian for the Fund's portfolio, and ChaseMellon Shareholder Services ("CSS") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal business address of CMB is Four New York Plaza, 4th Floor, New York, New York 10004, and the principal business address of CSS is 450 West 33rd Street, New York, NY 10001. The Fund currently does not employ a principal underwriter or administrator.

                         SECTION 6: GENERAL INFORMATION

OTHER MATTERS

     The Fund's management does not know of any matters to be presented to the Meeting other than the matters set forth in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Fund is required to hold an annual meeting of its shareholders. Eligible shareholders who wish to submit a proposal to the Fund for consideration at the next annual meeting must do so no later than 120 calendar days before the scheduled meeting. An eligible shareholder is one who has continuously held at least $2,000 in market value, or 1% of the Fund's securities entitled to vote on the proposals at the meeting for at least one year by the date the shareholder submits the proposal, and continues to hold those securities through the date of the meeting.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, EXECUTION AND RETURN OF THE ENCLOSED PROXY BY NOVEMBER 19, 1998 IS REQUIRED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                              By Order of the Board of
                                              Directors,

                                              ----------------------------------
                                              Peter V. Tuters
                                              President

October 16, 1998

                                                                       EXHIBIT A

                    AMENDMENTS TO ARTICLES OF INCORPORATION
                 SUPER-MAJORITY SHAREHOLDER VOTING REQUIREMENT

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Fund and its shareholders to adopt a super-majority shareholder voting requirement in connection with proposals to engage in extraordinary transactions or modify the structure of the Fund;

     RESOLVED, that the paragraphs set forth below will be added in their entirety as Section 5 to the Seventh Article of the Articles of Incorporation of the Fund:

        A vote of at least 75% of the stockholders, in addition to any vote of the Board of Directors as may be required by law or by the Bylaws, shall be necessary to effect any of the following actions: (a) any amendment to the Articles of Incorporation to convert the Corporation from a closed-end investment company form to an open-end investment company form (as such terms are defined in the Investment Company Act of 1940);
        (b) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets; or (c) any Business Combination.

        Business Combination shall mean the following: (a) any merger or consolidation of the Corporation with or into any other person; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business; (c) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Corporation in connection with a public offering thereof.

                                BYLAW AMENDMENTS
                 SUPER-MAJORITY STOCKHOLDER VOTING REQUIREMENT

     WHEREAS, Article II, Section 9 of the Bylaws of the Fund provides in pertinent part that a majority of the votes cast at a meeting of the stockholders, duly called and at which a quorum is present, shall be sufficient to take any action on any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of Incorporation; and

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Fund and its stockholders to adopt a super-majority stockholder voting requirement in connection with proposals to engage in extraordinary transactions or modify the structure of the Fund;

     RESOLVED, that Article II, Section 9 of the Bylaws of the Fund be, and it hereby is, amended to read in its entirety as follows:

     Section 9. A majority of the votes cast at a meeting of the stockholders, duly called and at which a quorum is present, shall be sufficient to take any action on any matter which may properly come before the meeting, except that the vote of at least 75% of the stockholders, in addition to any vote of the Board of Directors as may be required by law or by the Bylaws, shall be necessary to effect any of the following actions: (a) any amendment to the Articles of Incorporation to convert the Corporation from a closed-end investment company form to an open-end investment company form (as such terms are defined in the Investment Company Act of 1940); (b) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets; or (c) any Business Combination.

     Business Combination shall mean the following: (a) any merger or consolidation of the Corporation with or into any other person; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;
     (c) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any shares of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Corporation in connection with a public offering thereof.

                                                                       EXHIBIT B

                    AMENDMENTS TO ARTICLES OF INCORPORATION
                                STAGGERED BOARD

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Fund and its shareholders to establish three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in a different calendar year;

     RESOLVED, that the paragraph set forth below will be added in its entirety as the second paragraph to the Sixth Article of the Articles of Incorporation of the Fund:

     The Board of Directors shall be divided into three classes. Within the limits above specified, the number of directors in each class shall be determined by resolution of the Board of Directors. The term of office of the first class shall expire on the date of the annual meeting of stockholders first succeeding their election. The term of office of the second class shall expire one year thereafter. The term of office of the third class shall expire two years thereafter. Upon expiration of the term of office in each class as set forth above, the number of directors in such class, as determined by the Board of Directors, shall be elected for a term of three years to succeed the directors whose terms of office expire. The directors shall be elected at the annual meeting of the stockholders, except as necessary to fill any vacancies as above specified, and each director elected shall hold office until his successor is duly elected and qualifies, or until his earlier resignation, death, or removal.

                                BYLAW AMENDMENTS
                                STAGGERED BOARD

     WHEREAS, Article III, Section 2 of the Bylaws of the Fund provides in pertinent part that each Director shall hold office until the annual meeting of stockholders of the Fund next succeeding his election and until his successor is duly elected and qualifies, or until his earlier resignation, death or removal; and

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Fund and its shareholders to establish three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in a different calendar year;

     RESOLVED, that Article III, Section 2 of the Bylaws of the Fund be, and it hereby is, amended to read in its entirety as follows:

     Section 2. By vote of a majority of the entire Board of Directors, the number of Directors may be increased or decreased from time to time, but such number shall not be less than three (3) nor more than twenty (20), and the tenure of office of a Director shall not be affected by any decrease in the number of Directors so made by the Board of Directors. The Board of Directors shall be divided into three classes. Within the limits above specified, the number of directors in each class shall be determined by resolution of the Board of Directors. The term of office of the first class shall expire on the date of the annual meeting of stockholders held in 1999. The term of office of the second class shall expire one year thereafter. The term of office of the third class shall expire two years thereafter. Upon expiration of the term of office in each class as set forth above, the number of Directors in such class, as determined by the Board of Directors, shall be elected for a term of three years to succeed the Directors whose terms of office expire. The Directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of Article III, and each Director elected shall hold office until his successor is duly elected and qualifies, or until his earlier resignation, death, or removal. Any vacancy created by an increase in Directors may be filled in accordance with Section 3 of Article
     III. Directors need not be stockholders.

                            USLIFE INCOME FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas L. West, Jr., Cynthia A. Toles and Gregory R. Seward as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Common Stock of USLIFE Income Fund, Inc. which the undersigned is entitled to vote as of October 6, 1998, the record date, at the Annual Meeting of Shareholders to be held November 20, 1998, or any adjournment thereof.

                    THIS PROXY IS CONTINUED ON THE REVERSE.

                 PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY

                            USLIFE INCOME FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                           FRIDAY, NOVEMBER 20, 1998
                                   10:00 A.M.
                               2919 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE NOMINEES NAMED IN ITEM 3, AND FOR THE SELECTION OF THE AUDITOR NAMED IN ITEM 4. All items are proposed by the USLIFE Income Fund, Inc. ("Fund").

             Please mark your vote as indicated in this example  X

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Item 1 -- Proposal to approve amendments to the Fund's Articles of Incorporation and Bylaws to require a vote of at least 75% of the Fund's shareholders to approve: (a) any proposal to convert the Fund from a closed-end investment company to an open-end investment company; (b) any shareholder proposal as to specific investment decisions made or to be made regarding the Fund's assets; and (c) any business combination.

      For             Against           Abstain
      [ ]               [ ]               [ ]

Item 2 -- Proposal to approve amendments to the Fund's Articles of Incorporation and Bylaws to provide for the establishment of three classes of Directors with each class having a term of office no greater than three years and with the term of office for each class expiring in successive calendar years.

      For             Against           Abstain
      [ ]               [ ]               [ ]

Item 3 -- Election of the following nominees as Directors:

[A]  Thomas L. West, Jr.             [B]  Dr. Judith L. Craven  [C]  Dr. Timothy Ebner
[D]  Judge Gustavo E. Gonzales, Jr.  [E]  John A. Graf          [F]  Dr. Norman Hackerman
[G]  Dr. John Wm. Lancaster          [H]  Ben H. Love           [I]  Dr. John E. Maupin, Jr.
[J]  Dr. F. Robert Paulsen           [K]  Dr. R. Miller Upton   [L]  Craig R. Rodby

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

      For            Against
      [ ]              [ ]

Item 4 -- Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditor of the Fund.

      For             Against           Abstain
      [ ]               [ ]               [ ]

Item 5 -- In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                              Please sign as name appears
                                              herein. Joint owners
                                              should each sign. When signing as
                                              attorney,
                                              executor, administrator, trustee
                                              or guardian, please
                                              give full title as such.

                                              Dated:

                                             ----------------------------------,
                                              1998

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                          Signature

        Please sign, date and mail your proxy card by November 19, 1998.